DigitalBridge Announces Closing of $400 Million of Securitized Notes May 11, 2026 $300 Million Secured Fund Fee Revenue Term Notes and $100 Million Variable Funding Notes BOCA RATON, Fla.--(BUSINESS WIRE)--May 11, 2026-- DigitalBridge Group, Inc. (NYSE: DBRG) (“DigitalBridge” or the “Company”) today announced the closing of two securitized financing note issuances totaling $400 million. Two of its subsidiaries, DigitalBridge Issuer, LLC and DigitalBridge Co-Issuer, LLC (together, the “Co-Issuers”), closed the previously announced offering of $300 million aggregate principal amount of Series 2026-1 6.326% Secured Fund Fee Revenue Notes, Class A-2 (the “Class A-2 Notes”). Additionally, the Co-Issuers issued Series 2026-1 Secured Fund Fee Revenue Variable Funding Notes, Class A-1 (the “VFN Notes” and, together with the Class A-2 Notes, the “Series 2026-1 Notes”), which will allow the Co-Issuers to borrow up to $100 million on a revolving basis. The proceeds from the sale of the Class A-2 Notes, net of the payment of certain offering expenses and the deposits into certain reserve accounts, were used to repay the outstanding Series 2021-1 securitization notes of the Co-Issuers. Interest payments on the Series 2026-1 Notes are payable on a quarterly basis. The anticipated repayment date of the Class A-2 Notes is June 2031, and the anticipated repayment date of the VFN Notes is June 2029 (with the allowance of two further one-year extensions, subject to the satisfaction of certain customary conditions). This press release does not constitute an offer to sell or the solicitation of an offer to buy the Series 2026-1 Notes or any other security, nor will there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The Series 2026-1 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. Additional information regarding the terms of the Series 2026-1 Notes will be described in a Form 8-K to be filed with the SEC. About DigitalBridge DigitalBridge (NYSE: DBRG) is a leading global alternative asset manager dedicated to investing in digital infrastructure. With a heritage of more than 30 years investing in and operating businesses across the digital ecosystem, including cell towers, data centers, fiber, small cells, and edge infrastructure, DigitalBridge manages infrastructure assets on behalf of its limited partners and shareholders. The firm is headquartered in Boca Raton, Florida, with offices across North America, Europe, the Middle East, and Asia. For more information, visit www.digitalbridge.com. Cautionary Statement regarding Forward-Looking Statements This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, expected use of proceeds from the sale of the Series 2026-1 Notes and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and its other reports filed from time to time with the U.S. Securities and Exchange Commission. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. View source version on businesswire.com: https://www.businesswire.com/news/home/20260511017442/en/ Investors: Severin White Managing Director (212) 547-2777 severin.white@digitalbridge.com Media: Joele Frank, Wilkinson Brimmer Katcher Jon Keehner (212) 355-4449 dbrg-jf@joelefrank.com Source: DigitalBridge Group, Inc. Exhibit 99.1